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                   VANGUARD(R) INTERNATIONAL STOCK INDEX FUNDS
                       VANGUARD EUROPEAN STOCK INDEX FUND
                        VANGUARD PACIFIC STOCK INDEX FUND
                   VANGUARD EMERGING MARKETS STOCK INDEX FUND
                  VANGUARD TOTAL INTERNATIONAL STOCK INDEX FUND
                      VANGUARD DEVELOPED MARKETS INDEX FUND
               VANGUARD INSTITUTIONAL DEVELOPED MARKETS INDEX FUND
             SUPPLEMENT TO THE PROSPECTUSES DATED FEBRUARY 25, 2002

Last year, Morgan Stanley Capital International (MSCI) announced significant changes to the construction of its world indexes, including those tracked by the Funds identified above. MSCI is implementing these changes in two stages. The first set of changes was made on November 30, 2001; the second set will occur on May 31, 2002. For several months, MSCI has been publishing two versions of these indexes. One version reflects the indexes as constructed prior to these changes. The other version (the provisional version) reflects the indexes as they will be constructed following the second set of changes on May 31, 2002.
     As of November 16, 2001, each of the Funds has completed both stages of the transition and has adopted the provisional version of its MSCI index as its official target index. The Funds are currently tracking the provisional version of the MSCI indexes (which will become the only version of the MSCI indexes after May 31, 2002). None of the Funds realized capital gains as a result of the transition.









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